Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER
     This FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”) is made and entered into effective as of the 15th day of July, 2010 (the “First Amendment Effective Date”), by and among OXFORD MINING COMPANY, LLC, an Ohio limited liability company (the “Borrower”), the Lenders party hereto, CITICORP USA, INC., as administrative agent (the “Administrative Agent”), and the other parties signatory hereto.
RECITALS
     WHEREAS, the above-named parties have entered into that certain Credit Agreement dated as of July 6, 2010 (and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders, the Administrative Agent and the other parties signatory thereto; and
     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend and waive certain provisions of the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and the Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party;
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Lenders party hereto, the Administrative Agent and the other parties signatory hereto agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
     2. Amendment to Section 5.04(c). Section 5.04(c) of the Credit Agreement is hereby amended by restating the last sentence of the second paragraph in its entirety to read as follows:
“For the avoidance of doubt, (i) expenditures which are a part of the IPO Transactions in an amount equal to $32,100,000 for lease buyouts as such amount may be adjusted to reflect the actual such amount in accordance with the Registration Statement, (ii) expenditures in an amount up to $22,100,000 for equipment purchases described in the Registration Statement, (iii) Investments permitted under Section 5.02(g)(i) and/or under Section 5.02(g)(ii), (iv) applications of Net Cash Proceeds from Asset Sales which except such Net Cash Proceeds from the mandatory prepayment requirement of Section 2.06(c)(i), and (v) applications of Net Cash Proceeds from any Material Recovery Event which except such Net Cash Proceeds from the mandatory prepayment requirement of Section 2.06(c)(iv) shall not be included in calculating Capital Expenditures for purposes of this Section 5.04(c).”
     3. Limited Waiver. On the execution date of the Credit Agreement, Oxford Resources GP, LLC and Oxford Mining Company — Kentucky, LLC were not in good standing in the Commonwealth of Kentucky due to a failure on the part of each of them to file its first Annual Report with the Secretary of State of the Commonwealth of Kentucky, which was due on

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June 30, 2010. Subsequently the parties have made such filings, and as of the date of the First Amendment Effective Date the Borrower has represented that such entities are in good standing in the Commonwealth of Kentucky. Each Lender, by virtue of its signature hereto, hereby waives any Default or Event of Default under Section 6.01(b) of the Credit Agreement, only to the extent said Default or Event of Default is caused solely by the fact that the above entities were not in good standing on the execution date of the Credit Agreement as described in this Section 3. The provisions of this Section 3 shall not in any way be construed to waive, nor shall this Amendment in any way serve as a waiver of, any other Default or Event of Default now or hereafter existing under the Credit Agreement or other Loan Documents, except as expressly set forth herein. This Amendment shall not constitute an acknowledgment of or admission by the Administrative Agent or the Lenders as to the materiality for any matter or precedent upon which any Default or Event of Default may occur or be asserted.
     4. Conditions to Effectiveness. This Amendment shall be effective on the First Amendment Effective Date upon satisfaction of each of the following conditions:
     (i) The Administrative Agent (or its counsel) shall have received from each of the Borrower, the Guarantors and the Lenders constituting at least the Required Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
     (ii) The Administrative Agent shall have received all documents and other items that it may reasonably request relating to any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.
     (iii) No Default or Event of Default exists.
     5. Representations and Warranties. Each Loan Party hereby confirms that the representations and warranties contained in the Credit Agreement and the other Loan Documents made by it are true and correct as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date. Each Loan Party also hereby confirms that this Amendment has been duly authorized by all necessary corporate action and constitutes the legal, valid and binding obligation of each Loan Party, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights and remedies generally and to the effect of general principles of equity.
     6. Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of any Loan Party that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.
     7. Ratification. Each Loan Party hereby confirms and ratifies the Credit Agreement and each of the other Loan Documents to which it is a party, as amended hereby, and

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acknowledges and agrees that the same shall continue in full force and effect, as amended hereby.
     8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts, each of which may be delivered in original, electronic or facsimile form and all of which taken together shall be deemed to constitute one and the same instrument.
     9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof” and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to a section number are to such section of this Amendment unless otherwise specified.
     10. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
     11. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules.
     12. Release by Loan Parties. Each Loan Party does hereby release and forever discharge the Administrative Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses) of any kind or nature whatsoever known to any Loan Party, whether based on law or equity, which any of said parties has held or may now own or hold, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Credit Agreement, Loan Documents, or any other documents, instruments or transactions relating thereto, and/or (ii) relating directly or indirectly to all transactions by and between any Loan Party or its representatives and the Administrative Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives and, in either case, whether or not caused by the sole or partial negligence of any released party. Such release, waiver, acquittal and discharge shall and does include any claims of any kind or nature which may, or could be, asserted by any Loan Party.
     13. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

OXFORD MINING COMPANY, LLC, an Ohio limited liability company

By:	/s/ Jeffrey M. Gutman

Jeffrey M. Gutman,
Senior Vice President and
Chief Financial Officer

OXFORD RESOURCE PARTNERS, LP, a Delaware limited partnership

By:	Oxford Resources GP, LLC, a Delaware limited liability company, its general partner

By:	/s/ Jeffrey M. Gutman Jeffrey M. Gutman,
Senior Vice President and
Chief Financial Officer

OXFORD MINING COMPANY-KENTUCKY LLC, a Kentucky limited liability company

By:	/s/ Jeffrey M. Gutman

Jeffrey M. Gutman,
Senior Vice President and
Chief Financial Officer

DARON COAL COMPANY, LLC, an Ohio limited liability company

By:	/s/ Charles C. Ungurean

Charles C. Ungurean,
President
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

CITICORP USA, INC.,
as Administrative Agent

By:	/s/ Christopher Wood Christopher Wood
Vice President
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

CITIBANK, N.A.,
as Lender

By:	/s/ Justin S. Tichauer Justin S. Tichauer
Vice President
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

BARCLAYS BANK PLC,
as Lender

By:	/s/ Nicholas A. Bell Nicholas A. Bell
Director
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

THE HUNTINGTON NATIONAL BANK,
as Lender

By:	/s/ Amanda Sigg Amanda Sigg
Vice President
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION,
as Co-Documentation Agent, Issuing Bank and Lender

By:	/s/ Patrick Lingrosso Patrick Lingrosso
Officer
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

COMERICA BANK,
as Lender

By:	/s/ Illegible

[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

CATERPILLAR FINANCIAL SERVICE CORPORATION, as Lender

By:	/s/ Jennifer Coyle Jennifer Coyle
Managing Director
Global Mining Finance
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

SOCIÉTÉ GÉNÉRALE,
as Lender

By:	/s/ Emmanuel Chesneau Emmanuel Chesneau
Managing Director
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Bill O’Day Bill O’Day
Director

By:	/s/ Christopher Reo Day Christopher Reo Day
Associate
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

WELLS FARGO BANK N.A.,
as Lender

By:	/s/ Arnold W. Adkins, Jr. Arnold W. Adkins, Jr.
Vice President
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]

RAYMOND JAMES BANK, FSB,
as Lender

By:	/s/ Garrett McKinnon Garrett McKinnon
Senior Vice President
[Signature Page to First Amendment to Credit Agreement and Limited Waiver]